Impairment of assets	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
Impairment of assets	Impairment of assets
2025
During the third quarter of 2025, we identified indicators of impairment for our Bell Media TV services, radio markets and OOH advertising business, due to a decline in legacy advertising demand and spending in the linear advertising market as we transition to digital. Accordingly, impairment testing was required for certain groups of CGUs as well as for goodwill for the Bell Media group of CGUs.
We recognized $976 million of impairment charges for English and French TV services, radio markets and our OOH advertising business within our Bell Media segment. These charges included $554 million allocated to indefinite-life intangible assets for broadcast licences, spectrum and other licences and brands, $250 million allocated to program and feature film rights, $103 million allocated to property, plant and equipment for network, infrastructure and equipment and assets under construction, $47 million allocated to software, $18 million allocated to prepaid expenses and inventory, and $4 million allocated to finite-life intangible assets mainly for trademarks. The impairment was determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of September 1, 2025 to December 31, 2030, using discount rates of 9% to 11% and perpetuity growth rates of (2%) to 2%, as well as market multiple data from public companies and market transactions. A negative change to any of these assumptions and projections may result in further impairment charges for certain groups of CGUs. After impairments, the carrying value of the impacted CGUs was $352 million.
There was no impairment of Bell Media goodwill. See Note 23, Goodwill, for further details.
We recorded $51 million of additional impairment charges in 2025 related to various assets within our Bell CTS Canada segment.
2024
During the third quarter of 2024, we identified indicators of impairment for our Bell Media TV services and radio markets, due to a further decline in advertising demand and spending in the linear advertising market. Accordingly, impairment testing was required for certain groups of CGUs as well as for goodwill for the Bell Media group of CGUs.
We recognized $958 million of impairment charges for English and French TV services and radio markets within our Bell Media segment. These charges included $627 million allocated to indefinite-life intangible assets for broadcast licences and brands, $144 million allocated to program and feature film rights, $85 million allocated to property, plant and equipment for network and infrastructure and equipment, $85 million allocated to software, $10 million allocated to finite-life intangible assets mainly for trademarks, and $7 million allocated to prepaid expenses. The impairment was determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of September 1, 2024 to December 31, 2029, using discount rates of 9% to 11% and perpetuity growth rates of (2%) to 0%, as well as market multiple data from public companies and market transactions. After impairments, the carrying value of the impacted CGUs was $811 million.
In Q3 2024, we recorded $1,132 million of impairment charges for goodwill. See Note 23, Goodwill, for further details.
Additionally in 2024, we recorded impairment charges of $100 million related mainly to right-of-use assets for certain office spaces we ceased using as part of our real estate optimization strategy as a result of our hybrid work policy.